UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06378

                       TEMPLETON DEVELOPING MARKETS TRUST
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end:   12/31

Date of reporting period:  06/30/07

ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                 JUNE 30, 2007
--------------------------------------------------------------------------------

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    SEMIANNUAL REPORT AND SHAREHOLDER LETTER         INTERNATIONAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                        TEMPLETON
                 DEVELOPING MARKETS TRUST              Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Developing Markets Trust ........................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   25

Notes to Financial Statements .............................................   29

Meeting of Shareholders ...................................................   39

Shareholder Information ...................................................   41

--------------------------------------------------------------------------------
Semiannual Report

Templeton Developing Markets Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of developing market countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Templeton Developing Markets Trust - Class A posted a +14.85% cumulative total return for the six months ended June 30, 2007. The Fund underper-formed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index and the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index, which returned +17.75% and +18.83% for the same period. 1 Please note that index performance is purely for reference and that we do not attempt to track any index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, emerging market equities recorded strong positive performance, despite volatility in Asia. A sharp sell-off in China's Shanghai (A shares) stock market in late February triggered widespread selling that resonated throughout the global markets. Furthermore, investor concerns about weakness in the U.S. subprime mortgage market and its implications for the greater economy, as well as currency volatility, led to more selling. Although some investors chose to lock in gains accrued over the past few years, most concerns proved to be short-lived as investor confidence was

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                           Semiannual Report | 3
restored in the second half of the reporting period. Many market participants used the correction as an opportunity to build positions at more attractive prices, and the markets recovered.

In February, China's A shares market correction preceded the annual National People's Congress meeting in March against an uncertain backdrop of feverish growth rates and record high valuations. The government attempted to cool the economy by tripling the stamp duty paid on share transactions to 0.3%, which subsequently, in May, led to the Chinese stock market's largest single-day decline since February. Although both corrections were relatively brief, the scope of February's adjustment was widespread, whereas May's drop was limited mostly to Asia.

On a country basis, Latin American markets were among the top performers as the region continued to experience net fund inflows and major regional currencies strengthened against the U.S. dollar. In Asian markets, China, South Korea and Thailand outperformed their emerging market counterparts despite political conflict in Thailand and concerns of a potentially overheating economy in China. Key European markets such as Turkey, Poland and Hungary recorded robust performances, while Russian equities ended the period lower. Investors were cautious and stayed on the sidelines in Russia due to negative media exposure, an unsuccessful Russia-European Union summit and strained relations with the U.S. Despite South Africa's strong year-over-year growth statistics, its economy lost momentum during the first half of the reporting period primarily due to the nation's deteriorating inflationary outlook. South Africa's stock market lagged those of other emerging markets.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment approach. We focus on the market price of a company's securities relative to our evaluation of its long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. As we look for investments, we focus on specific companies and perform in-depth research to construct an "action list" from which we make our investment decisions. In choosing investments, we strongly believe in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.


4 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, strong performance of the Fund's investments in the materials, energy, telecommunication services and bank sectors contributed to Fund returns. 2 Notably, many of the Fund's top sector contributors were also among the Fund's leading individual contributors to absolute performance during the review period. In the materials sector, growing global demand for commodities drove performance of Fund holdings in global diversified mining company Companhia Vale do Rio Doce (Brazil) and metals producer Aluminum Corp. of China (or Chalco). Likewise, the Fund benefited from leading South Korean energy company SK Corp. and Turkish oil refiner Tupras-Turkiye Petrol Rafineleri as energy prices rose. These companies benefited from a rebound in oil and commodity prices during the reporting period and growing demand for energy and metals in China as well as other emerging market economies.

Telecommunication services companies that performed well during the review period included Malaysia-based Maxis Communications and a new Fund position in Latin America-based wireless services provider America Movil. The Fund exited its Maxis position in a tender offer during the review period, thereby eliminating its Malaysian exposure. Within banks, the Fund benefited from strong stock price appreciation of its holdings in Akbank (Turkey) and OTP Bank (Hungary).

Geographically, our investments in Turkey, Brazil and China made noteworthy contributions to performance. In addition to the previously mentioned Fund holdings, Arcelik, Turkey's largest home appliance manufacturer; Petroleo Brasileiro (or Petrobras), Brazil's national oil and gas company; and China Mobile, China's dominant mobile phone operator, were strong regional performers that supported absolute Fund returns.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down

2. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunications services in the SOI. The bank sector comprises commercial banks in the SOI.

TOP 10 COUNTRIES
6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                    13.8%
--------------------------------------------------------------------------------
South Africa                                                              13.6%
--------------------------------------------------------------------------------
China                                                                     12.3%
--------------------------------------------------------------------------------
Turkey                                                                    10.4%
--------------------------------------------------------------------------------
Russia                                                                     8.0%
--------------------------------------------------------------------------------
Taiwan                                                                     7.6%
--------------------------------------------------------------------------------
Mexico                                                                     6.1%
--------------------------------------------------------------------------------
South Korea                                                                4.6%
--------------------------------------------------------------------------------
Hungary                                                                    4.1%
--------------------------------------------------------------------------------
India                                                                      3.6%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Remgro Ltd.                                                                3.5%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
--------------------------------------------------------------------------------
Mining and Metallurgical Co.                                               3.0%
Norilsk Nickel
   METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Akbank TAS                                                                 3.0%
   COMMERCIAL BANKS, TURKEY
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                     2.9%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR, pfd., A                                   2.8%
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                          2.7%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Aluminum Corp. of China Ltd., H                                            2.7%
   METALS & MINING, CHINA
--------------------------------------------------------------------------------
America Movil SAB de CV, L, ADR                                            2.4%
   WIRELESS TELECOMMUNICATION SERVICES,
   MEXICO
--------------------------------------------------------------------------------
Anglo American PLC                                                         2.3%
   METALS & MINING, U.K.
--------------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafineleri AS                                        2.0%
   OIL, GAS & CONSUMABLE FUELS, TURKEY
--------------------------------------------------------------------------------

in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund also had some detractors. On a sector basis, Fund investments in retail, software and services, and real estate weighed on performance. 3 New Fund positions in South Africa's Foschini and India's Tata Consultancy Services were major detractors in the retail and software and services sectors, as both stocks declined in value for the time that we held them. However, at period-end, we continued to hold these stocks consistent with our long-term strategy, as we believed both companies were well positioned to benefit from growing demand for their respective products and services. For example, a large number of new shopping centers in South Africa was positive for Foschini, a major fashion, cosmetics and jewelry retailer, as it opened several new stores and sales were strong. In addition, we believed the continued outsourcing trend to Indian Internet technology consulting companies such as Tata Consultancy could benefit the company.

By country, the Fund's exposure to United Arab Emirates (UAE) was a key detractor from performance. The Fund had only one UAE holding, major regional real estate developer Emaar Properties, which also was a new holding during the reporting period. We invested in Emaar Properties based on our belief that it was well positioned to gain from rapid development in the Gulf region. Emaar was also the Fund's only detractor in the real estate sector.

Contrary to the dominant global trend in higher oil and commodity prices, it was notable that Russian oil companies LUKOIL and Gazprom were among the Fund's leading detractors from performance. In addition, the Fund's investment in South Korean semiconductor company Samsung Electronics also weighed on Fund results during the reporting period. By period-end, the Fund no longer held positions in Gazprom and Samsung Electronics.

3. The retail sector comprises specialty retail in the SOI. The software and services sector comprises IT services in the SOI. The real estate sector comprises real estate management and development in the SOI.


6 | Semiannual Report

One of our major investment themes focused on high oil and commodity prices, which led us to increase some holdings in the oil, gas and consumable fuels, and metals and mining industries. We believed the trend of growing global demand for energy and metals could drive higher corporate earnings and thus higher equity prices for companies in these industries. As a result, we made significant investments in Mining and Metallurgical Co. Norilsk Nickel (Russia), one of the world's largest platinum companies and nickel producers, China Petroleum and Chemical (or Sinopec), China's largest integrated energy company, and OMV (Austria), one of Central and Eastern Europe's leading oil and gas groups.

The growing consumer sector in emerging markets was another investment theme this reporting period. Based on our belief that the trend in growing demand for consumer products and services will continue, we increased our holdings in the retail, consumer services and telecommunication services sectors. 4 Key purchases included the aforementioned Foschini and America Movil as well as Grupo Televisa, one of Latin America's largest media groups.

During the six months under review, the Fund substantially increased its Latin American exposure in Brazil, Mexico and Argentina. We believed the region should continue to benefit from greater investment inflows and from high commodity prices for the region's exports. The Brazilian government's recently established US$236 billion growth acceleration program, which focused on infrastructure investment as a means to stimulate sustainable economic growth, was also positive for the nation's outlook. We also increased the Fund's exposure to South Africa as we believed rising middle-class incomes and greater domestic demand should lead to higher consumption. In Asia, the Fund added to its investments in India and China via Hong Kong-listed H shares. Both countries continued to record robust economic growth and greater domestic demand, which we believe should benefit their consumer-related sectors.

4. The consumer services sector comprises hotels, restaurants and leisure in the SOI.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                                 32.4%
Europe                                               29.0%
Latin America                                        21.0%
Middle East & Africa                                 15.2%
North America                                         0.1%
Short-Term Investments & Other Net Assets             2.3%


                                                           Semiannual Report | 7

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

                   /s/ Mark Mobius

[PHOTO OMITTED]    Mark Mobius
                   Executive Chairman
                   Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDMX)                                      CHANGE      6/30/07      12/31/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$3.48       $31.76        $28.28
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.2318
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.3731
-----------------------------------------------------------------------------------------------
   TOTAL                                        $0.6049
-----------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TDMBX)                                      CHANGE      6/30/07      12/31/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$3.29       $31.07        $27.78
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.2315
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.3731
-----------------------------------------------------------------------------------------------
   TOTAL                                        $0.6046
-----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TDMTX)                                      CHANGE      6/30/07      12/31/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$3.29       $31.01        $27.72
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.2314
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.3731
-----------------------------------------------------------------------------------------------
   TOTAL                                        $0.6045
-----------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TDMRX)                                      CHANGE      6/30/07      12/31/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$3.41       $31.37        $27.96
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.2316
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.3731
-----------------------------------------------------------------------------------------------
   TOTAL                                        $0.6047
-----------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TDADX)                                CHANGE      6/30/07      12/31/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$3.52       $31.79        $28.27
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.2319
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.3731
-----------------------------------------------------------------------------------------------
   TOTAL                                        $0.6050
-----------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH                1-YEAR      5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +14.85%               +38.83%    +243.65%          +120.11%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +8.23%               +30.83%     +26.51%            +7.57%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,823               $13,083    $ 32,401          $ 20,749
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                 1.86%
-----------------------------------------------------------------------------------------------------------
CLASS B                                  6-MONTH                1-YEAR      5-YEAR      INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +14.43%               +37.84%    +232.32%          +239.82%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +10.43%               +33.84%     +27.00%           +15.49%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,043               $13,384    $ 33,032          $ 33,982
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                 2.58%
-----------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH                1-YEAR      5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +14.46%               +37.84%    +232.41%          +105.95%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +13.46%               +36.84%     +27.16%            +7.49%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,346               $13,684    $ 33,241          $ 20,595
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                 2.58%
-----------------------------------------------------------------------------------------------------------
CLASS R                                  6-MONTH                1-YEAR      5-YEAR      INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +14.73%               +38.57%    +240.16%          +263.40%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +14.73%               +38.57%     +27.74%           +10.10%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,473               $13,857    $ 34,016          $ 36,340
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                 2.08%
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS                            6-MONTH                1-YEAR      5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +15.00%               +39.25%    +249.95%          +127.64%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2             +15.00%               +39.25%     +28.47%            +8.57%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,500               $13,925    $ 34,995          $ 22,764
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                 1.58%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 1/1/07       VALUE 6/30/07    PERIOD* 1/1/07-6/30/07
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,148.50              $ 9.80
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,015.67              $ 9.20
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,144.30              $13.61
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,012.10              $12.77
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,144.60              $13.61
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,012.10              $12.77
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,147.30              $11.02
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,014.53              $10.34
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,150.00              $ 8.37
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,017.01              $ 7.85
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 1.84%;
B: 2.56%; C: 2.56%; R: 2.07%; and Advisor: 1.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Templeton Developing Markets Trust

FINANCIAL HIGHLIGHTS

                                            ----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2007                          YEAR ENDED DECEMBER 31,
CLASS A                                        (UNAUDITED)          2006           2005           2004           2003          2002
                                            ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period .....    $     28.28     $    23.42     $    18.53     $    14.95     $    10.00    $     9.88
                                            ----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...............           0.31           0.36           0.28           0.18           0.22          0.10
   Net realized and unrealized gains
      (losses) ...........................           3.77           6.20           4.90           3.66           4.98          0.07
                                            ----------------------------------------------------------------------------------------
Total from investment operations .........           4.08           6.56           5.18           3.84           5.20          0.17
                                            ----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .................          (0.23)         (0.53)         (0.29)         (0.26)         (0.25)        (0.05)
   Net realized gains ....................          (0.37)         (1.17)            --             --             --            --
                                            ----------------------------------------------------------------------------------------
Total distributions ......................          (0.60)         (1.70)         (0.29)         (0.26)         (0.25)        (0.05)
                                            ----------------------------------------------------------------------------------------
Redemption fees ..........................             -- e           -- e           -- e           -- e           -- e          --
                                            ----------------------------------------------------------------------------------------
Net asset value, end of period ...........    $     31.76     $    28.28     $    23.42     $    18.53     $    14.95    $    10.00
                                            ========================================================================================

Total return c ...........................          14.85%         28.29%         28.20%         25.45%         53.14%         1.68%

RATIOS TO AVERAGE NET ASSETS d
Expenses .................................           1.84% f        1.86% f        1.97% f        2.03% f        2.17%         2.24%
Net investment income ....................           2.15%          1.39%          1.36%          1.12%          1.85%         0.96%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $ 5,037,016     $4,876,035     $3,395,151     $2,305,376     $1,873,277    $1,168,340
Portfolio turnover rate ..................          40.27%         51.95%         34.76%         58.74%         48.60%        49.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Developing Markets Trust

                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                             JUNE 30, 2007                   YEAR ENDED DECEMBER 31,
CLASS B                                                       (UNAUDITED)       2006        2005        2004        2003       2002
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................        $ 27.78      $ 23.03     $ 18.24     $ 14.74     $  9.82    $  9.77
                                                           -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............................           0.20         0.17        0.15        0.06        0.13       0.03
   Net realized and unrealized gains (losses) ..........           3.69         6.08        4.80        3.61        4.93       0.07
                                                           -------------------------------------------------------------------------
Total from investment operations .......................           3.89         6.25        4.95        3.67        5.06       0.10
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............................          (0.23)       (0.33)      (0.16)      (0.17)      (0.14)     (0.05)
   Net realized gains ..................................          (0.37)       (1.17)         --          --          --         --
                                                           -------------------------------------------------------------------------
Total distributions ....................................          (0.60)       (1.50)      (0.16)      (0.17)      (0.14)     (0.05)
                                                           -------------------------------------------------------------------------
Redemption fees ........................................             -- e         -- e        -- e        -- e        -- e       --
                                                           -------------------------------------------------------------------------
Net asset value, end of period .........................        $ 31.07      $ 27.78     $ 23.03     $ 18.24     $ 14.74    $  9.82
                                                           =========================================================================

Total return c .........................................          14.43%       27.40%      27.35%      24.70%      52.17%      0.98%

RATIOS TO AVERAGE NET ASSETS d
Expenses ...............................................           2.56% f      2.58% f     2.62% f     2.68% f     2.82%      2.88%
Net investment income ..................................           1.43%        0.67%       0.71%       0.47%       1.20%      0.32%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $53,968      $54,991     $46,965     $36,992     $26,062    $12,377
Portfolio turnover rate ................................          40.27%       51.95%      34.76%      58.74%      48.60%     49.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Developing Markets Trust

                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2007                    YEAR ENDED DECEMBER 31,
CLASS C                                                   (UNAUDITED)       2006         2005         2004         2003        2002
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $  27.72     $  23.00     $  18.22     $  14.72     $   9.79    $   9.73
                                                       -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................           0.20         0.17         0.14         0.05         0.14        0.03
   Net realized and unrealized gains (losses) ......           3.69         6.07         4.81         3.60         4.90        0.08
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................           3.89         6.24         4.95         3.65         5.04        0.11
                                                       -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................          (0.23)       (0.35)       (0.17)       (0.15)       (0.11)      (0.05)
   Net realized gains ..............................          (0.37)       (1.17)          --           --           --          --
                                                       -----------------------------------------------------------------------------
Total distributions ................................          (0.60)       (1.52)       (0.17)       (0.15)       (0.11)      (0.05)
                                                       -----------------------------------------------------------------------------
Redemption fees ....................................             -- e         -- e         -- e         -- e         -- e        --
                                                       -----------------------------------------------------------------------------
Net asset value, end of period .....................       $  31.01     $  27.72     $  23.00     $  18.22     $  14.72    $   9.79
                                                       =============================================================================

Total return c .....................................          14.46%       27.38%       27.31%       24.72%       52.25%       0.98%

RATIOS TO AVERAGE NET ASSETS d
Expenses ...........................................           2.56% f      2.58% f      2.63% f      2.69% f      2.82%       2.89%
Net investment income ..............................           1.43%        0.67%        0.70%        0.46%        1.20%       0.31%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $533,602     $489,722     $364,355     $258,365     $208,581    $127,808
Portfolio turnover rate ............................          40.27%       51.95%       34.76%       58.74%       48.60%      49.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Developing Markets Trust

                                                            -----------------------------------------------------------------------
                                                            SIX MONTHS ENDED
                                                              JUNE 30, 2007                   YEAR ENDED DECEMBER 31,
CLASS R                                                        (UNAUDITED)        2006        2005       2004       2003    2002 g
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................        $ 27.96       $ 23.20     $ 18.39     $14.85     $ 9.98    $ 9.93
                                                            -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.28          0.29        0.20       0.16       0.17      0.03
   Net realized and unrealized gains (losses) ...........           3.73          6.14        4.90       3.64       4.98      0.07
                                                            -----------------------------------------------------------------------
Total from investment operations ........................           4.01          6.43        5.10       3.80       5.15      0.10
                                                            -----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.23)        (0.50)      (0.29)     (0.26)     (0.28)    (0.05)
   Net realized gains ...................................          (0.37)        (1.17)         --         --         --        --
                                                            -----------------------------------------------------------------------
Total distributions .....................................          (0.60)        (1.67)      (0.29)     (0.26)     (0.28)    (0.05)
                                                            -----------------------------------------------------------------------
Redemption fees .........................................             -- e          -- e        -- e       -- e       -- e      --
                                                            -----------------------------------------------------------------------
Net asset value, end of period ..........................        $ 31.37       $ 27.96     $ 23.20     $18.39     $14.85    $ 9.98
                                                            =======================================================================

Total return c ..........................................          14.73%        27.99%      28.03%     25.28%     52.82%     0.96%

RATIOS TO AVERAGE NET ASSETS d
Expenses ................................................           2.07% f       2.08% f     2.13% f    2.18% f    2.32%     2.39%
Net investment income ...................................           1.92%         1.17%       1.20%      0.97%      1.70%     0.81%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................        $53,905       $40,779     $16,183     $5,220     $1,688    $  381
Portfolio turnover rate .................................          40.27%        51.95%      34.76%     58.74%     48.60%    49.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period January 2, 2002 (effective date) to December 31, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Developing Markets Trust

                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2007                     YEAR ENDED DECEMBER 31,
ADVISOR CLASS                                             (UNAUDITED)       2006         2005         2004         2003        2002
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $  28.27     $  23.40     $  18.51     $  14.93     $  10.01    $   9.84
                                                       -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................           0.37         0.43         0.32         0.24         0.26        0.12
   Net realized and unrealized gains (losses) ......           3.75         6.22         4.92         3.65         4.99        0.10
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................           4.12         6.65         5.24         3.89         5.25        0.22
                                                       -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................          (0.23)       (0.61)       (0.35)       (0.31)       (0.33)      (0.05)
   Net realized gains ..............................          (0.37)       (1.17)          --           --           --          --
                                                       -----------------------------------------------------------------------------
Total distributions ................................          (0.60)       (1.78)       (0.35)       (0.31)       (0.33)      (0.05)
                                                       -----------------------------------------------------------------------------
Redemption fees ....................................             -- e         -- e         -- e         -- e         -- e        --
                                                       -----------------------------------------------------------------------------
Net asset value, end of period .....................       $  31.79     $  28.27     $  23.40     $  18.51     $  14.93    $  10.01
                                                       =============================================================================

Total return c .....................................          15.00%       28.63%       28.63%       25.98%       53.72%       2.20%

RATIOS TO AVERAGE NET ASSETS d
Expenses ...........................................           1.57% f      1.58% f      1.63% f      1.68% f      1.82%       1.89%
Net investment income ..............................           2.42%        1.67%        1.70%        1.47%        2.20%       1.31%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $694,366     $460,225     $343,823     $199,101     $203,660    $130,459
Portfolio turnover rate ............................          40.27%       51.95%       34.76%       58.74%       48.60%      49.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Developing Markets Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                     SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 97.7%
          COMMON STOCKS AND RIGHTS 87.7%
          ARGENTINA 0.5%
          Tenaris SA, ADR ..........................          Energy Equipment & Services                 633,835    $   31,032,562
                                                                                                                     ---------------
          AUSTRIA 1.4%
          Erste Bank der oesterreichischen
            Sparkassen AG ..........................                Commercial Banks                      327,690        25,634,047
          OMV AG ...................................          Oil, Gas & Consumable Fuels                 957,170        64,111,019
                                                                                                                     ---------------
                                                                                                                         89,745,066
                                                                                                                     ---------------
          BRAZIL 4.3%
          AES Tiete SA .............................  Independent Power Producers & Energy Traders    496,926,119        18,933,218
          Companhia de Bebidas das Americas
            (AmBev) (Non Taxable) ..................                   Beverages                       36,708,699        26,164,772
          Companhia de Bebidas das Americas
            (AmBev) (Taxable) ......................                   Beverages                          170,707           119,462
          CPFL Energia SA ..........................               Electric Utilities                   1,884,751        37,868,928
          Localiza Rent a Car SA ...................                  Road & Rail                       1,796,664        20,256,825
      a,b Marfrig Frigorificos e Comercio
            De Alimentos SA, 144A ..................            Food & Staples Retailing                2,086,800        19,806,805
          Natura Cosmeticos SA .....................               Personal Products                    6,189,638        89,839,751
          Porto Seguro SA ..........................                   Insurance                           28,891         1,108,255
          Souza Cruz SA ............................                    Tobacco                         2,160,017        51,842,199
      a,b Wilson Sons Ltd., IDR, 144A ..............         Transportation Infrastructure                716,979        10,406,621
                                                                                                                     ---------------
                                                                                                                        276,346,836
                                                                                                                     ---------------
          CHINA 12.3%
          Aluminum Corp. of China Ltd., H ..........                Metals & Mining                   100,540,000       169,471,832
        a Bank of China Ltd., H ....................                Commercial Banks                   12,537,000         6,221,120
          China Mobile Ltd. ........................      Wireless Telecommunication Services           5,776,924        62,024,117
        a China Molybdenum Co. Ltd., H .............                Metals & Mining                    16,358,000        31,590,055
          China Petroleum and Chemical Corp., H ....          Oil, Gas & Consumable Fuels             105,468,000       116,675,602
          China Shenhua Energy Co. Ltd., H .........          Oil, Gas & Consumable Fuels                 587,000         2,049,481
          China Telecom Corp. Ltd., H ..............     Diversified Telecommunication Services       102,606,000        60,363,418
          CNOOC Ltd. ...............................          Oil, Gas & Consumable Fuels              60,370,000        68,406,620
          Denway Motors Ltd. .......................                  Automobiles                      68,846,386        32,578,126
          PetroChina Co. Ltd., H ...................          Oil, Gas & Consumable Fuels             124,319,000       183,161,090
          Shanghai Industrial Holdings Ltd. ........            Industrial Conglomerates               10,091,000        38,716,732
          Travelsky Technology Ltd., H .............                  IT Services                      10,990,000         9,403,013
                                                                                                                     ---------------
                                                                                                                        780,661,206
                                                                                                                     ---------------
          CZECH REPUBLIC 0.2%
          Philip Morris CR AS ......................                    Tobacco                            24,056        12,507,354
                                                                                                                     ---------------
          EGYPT 0.0% c
          Commercial International Bank Ltd. .......                Commercial Banks                       76,582           820,642
                                                                                                                     ---------------
          HONG KONG 0.9%
          Cheung Kong (Holdings) Ltd. ..............      Real Estate Management & Development            974,000        12,755,637
          Cheung Kong Infrastructure Holdings
            Ltd. ...................................               Electric Utilities                   2,447,000         9,028,654
          Dairy Farm International Holdings
            Ltd. ...................................            Food & Staples Retailing                3,606,654        16,302,076
          Hopewell Holdings Ltd. ...................         Transportation Infrastructure              5,370,000        21,908,276
                                                                                                                     ---------------
                                                                                                                         59,994,643
                                                                                                                     ---------------


                                                          Semiannual Report | 19

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND RIGHTS (CONTINUED)
          HUNGARY 4.1%
          Magyar Telekom PLC .......................     Diversified Telecommunication Services        10,537,479    $   57,447,765
          MOL Hungarian Oil and Gas Nyrt. ..........          Oil, Gas & Consumable Fuels                 632,010        95,921,741
          OTP Bank Ltd. ............................                Commercial Banks                    1,704,789        99,012,457
          Richter Gedeon Nyrt. .....................                Pharmaceuticals                        54,198        10,898,398
                                                                                                                     ---------------
                                                                                                                        263,280,361
                                                                                                                     ---------------
          INDIA 3.6%
          Ashok Leyland Ltd. .......................                   Machinery                       16,325,076        15,227,338
          Gail India Ltd. ..........................                 Gas Utilities                      2,775,840        21,127,893
          Hero Honda Motors Ltd. ...................                  Automobiles                         109,393         1,859,613
          Hindalco Industries Inc. .................                Metals & Mining                       282,000         1,114,430
          Hindustan Unilever Ltd. ..................               Household Products                   2,182,219        10,169,329
          Indian Oil Corp. Ltd. ....................          Oil, Gas & Consumable Fuels               1,596,831        17,463,677
          National Aluminium Co. Ltd. ..............                Metals & Mining                     1,496,566         9,564,728
          Oil & Natural Gas Corp. Ltd. .............          Oil, Gas & Consumable Fuels               2,353,606        52,394,957
          Shipping Corp. of India Ltd. .............                     Marine                           448,596         2,161,342
        a Tata Chemicals Ltd. ......................                   Chemicals                          199,258         1,224,804
          Tata Consultancy Services Ltd. ...........                  IT Services                       3,001,300        85,113,980
          Tata Motors Ltd. .........................                   Machinery                          536,010         8,858,549
                                                                                                                     ---------------
                                                                                                                        226,280,640
                                                                                                                     ---------------
          ISRAEL 0.1%
        a Taro Pharmaceutical Industries Ltd. ......                Pharmaceuticals                     1,112,123         7,395,618
                                                                                                                     ---------------
          MEXICO 6.1%
          America Movil SAB de CV, L, ADR ..........      Wireless Telecommunication Services           2,513,056       155,633,558
          Cemex SAB de CV, CPO, ADR ................             Construction Materials                   870,858        32,134,660
          Grupo Modelo SAB de CV, C ................                   Beverages                        5,972,420        32,533,917
          Grupo Televisa SA ........................                     Media                          5,428,350        29,997,269
          Kimberly Clark de Mexico SAB de CV, A ....               Household Products                  16,725,420        72,763,643
          Telefonos de Mexico SAB de CV (Telmex),
            L, ADR .................................     Diversified Telecommunication Services         1,719,540        65,153,371
                                                                                                                     ---------------
                                                                                                                        388,216,418
                                                                                                                     ---------------
          PAKISTAN 0.8%
          Oil & Gas Development Co. Ltd. ...........          Oil, Gas & Consumable Fuels                 389,810           771,761
          Pakistan Telecommunications Corp., A .....     Diversified Telecommunication Services        49,704,790        46,821,567
                                                                                                                     ---------------
                                                                                                                         47,593,328
                                                                                                                     ---------------
          PANAMA 0.2%
          Banco Latinoamericano de Exportaciones
            SA, E ..................................                Commercial Banks                      718,800        13,513,440
                                                                                                                     ---------------
          PHILIPPINES 0.6%
          San Miguel Corp., B ......................                   Beverages                       21,399,236        37,964,893
                                                                                                                     ---------------
          POLAND 0.6%
        a Polski Koncern Naftowy Orlen SA ..........          Oil, Gas & Consumable Fuels               1,848,228        36,467,279
                                                                                                                     ---------------


20 | Semiannual Report

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND RIGHTS (CONTINUED)
          RUSSIA 8.0%
          Bank Of Moscow ...........................               Commercial Banks                        91,475    $    5,300,502
        b Evraz Group SA, GDR, 144A ................               Metals & Mining                        864,260        35,477,873
          LUKOIL, ADR ..............................          Oil, Gas & Consumable Fuels                 743,832        56,717,190
          LUKOIL, ADR (London Exchange) ............          Oil, Gas & Consumable Fuels                 195,146        14,870,125
          Mining and Metallurgical Co. Norilsk
            Nickel .................................                Metals & Mining                       916,923       191,636,907
          Mobile Telesystems, ADR ..................      Wireless Telecommunication Services             499,330        30,244,418
          Novolipetsk Steel (NLMK) .................                Metals & Mining                    11,644,000        34,349,800
          OAO TMK, GDR .............................          Energy Equipment & Services                 341,000        12,439,680
          TNK-BP ...................................          Oil, Gas & Consumable Fuels              18,965,170        41,533,722
        a Unified Energy Systems ...................               Electric Utilities                  24,881,400        33,714,297
        a Vsmpo-Avisma Corp. .......................                Metals & Mining                        12,230         3,713,301
        a VTB Bank OJSC, GDR .......................                Commercial Banks                    3,297,000        36,201,060
      a,b VTB Bank OJSC, GDR, 144A .................                Commercial Banks                    1,336,748        14,677,493
                                                                                                                     ---------------
                                                                                                                        510,876,368
                                                                                                                     ---------------
          SINGAPORE 1.0%
          ComfortDelGro Corp. Ltd. .................                  Road & Rail                      21,461,000        30,549,466
          Fraser and Neave Ltd. ....................            Industrial Conglomerates               10,003,980        35,601,352
                                                                                                                     ---------------
                                                                                                                         66,150,818
                                                                                                                     ---------------
          SOUTH AFRICA 13.6%
        a Aspen Pharmacare Holdings Ltd. ...........                Pharmaceuticals                     4,414,006        23,116,521
          Barloworld Ltd. ..........................            Industrial Conglomerates                  576,869        16,085,378
          Foschini Ltd. ............................                Specialty Retail                    5,783,286        49,941,724
          Imperial Holdings Ltd. ...................            Air Freight & Logistics                 3,068,217        63,318,618
          JD Group Ltd. ............................                Specialty Retail                    6,222,730        62,526,766
          Kersaf Investments Ltd. ..................          Hotels Restaurants & Leisure                635,676        13,181,392
          Lewis Group Ltd. .........................                Specialty Retail                    4,895,781        42,617,202
          Massmart Holdings Ltd. ...................            Food & Staples Retailing                2,564,629        31,327,315
          MTN Group Ltd. ...........................      Wireless Telecommunication Services           6,734,074        91,884,605
          Naspers Ltd., N ..........................                     Media                          2,232,468        57,510,145
          Nedbank Group Ltd. .......................                Commercial Banks                    3,139,358        58,654,672
          Remgro Ltd. ..............................         Diversified Financial Services             8,294,680       221,778,493
          Reunert Ltd. .............................       Electronic Equipment & Instruments           2,906,297        31,222,639
          Standard Bank Group Ltd. .................                Commercial Banks                    1,387,716        19,308,207
          Tiger Brands Ltd. ........................                 Food Products                      2,061,182        52,951,809
          Truworths International Ltd. .............                Specialty Retail                    5,542,000        28,631,706
                                                                                                                     ---------------
                                                                                                                        864,057,192
                                                                                                                     ---------------
          SOUTH KOREA 4.6%
          GS Holdings Corp. ........................          Oil, Gas & Consumable Fuels                 304,400        14,793,333
          Hana Financial Group Inc. ................                Commercial Banks                      336,469        16,406,460
          Kangwon Land Inc. ........................          Hotels Restaurants & Leisure              2,792,436        64,831,423
          Shinhan Financial Group Co. Ltd. .........                Commercial Banks                    1,191,000        72,447,451
          SK Corp. .................................          Oil, Gas & Consumable Fuels                 837,100       121,863,784
                                                                                                                     ---------------
                                                                                                                        290,342,451
                                                                                                                     ---------------


                                                          Semiannual Report | 21

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND RIGHTS (CONTINUED)
          SWEDEN 1.2%
          Oriflame Cosmetics SA, SDR ...............               Personal Products                    1,677,484    $   79,083,806
                                                                                                                     ---------------
          TAIWAN 7.6%
          Catcher Technology Co. Ltd. ..............            Computers & Peripherals                   351,000         3,296,656
          D-Link Corp. .............................            Communications Equipment               20,742,582        49,417,269
          MediaTek Inc. ............................    Semiconductors & Semiconductor Equipment        2,839,100        44,398,876
          Novatek Microelectronics Corp. Ltd. ......    Semiconductors & Semiconductor Equipment        6,250,000        32,834,453
          President Chain Store Corp. ..............            Food & Staples Retailing               24,766,164        70,803,694
          Realtek Semiconductor Corp. ..............    Semiconductors & Semiconductor Equipment        5,734,961        28,552,188
          Siliconware Precision Industries Co. .....    Semiconductors & Semiconductor Equipment       41,576,134        88,638,184
          Sunplus Technology Co. Ltd. ..............    Semiconductors & Semiconductor Equipment       21,107,858        52,801,881
          Taiwan Mobile Co. Ltd. ...................      Wireless Telecommunication Services          12,499,106        15,366,189
          Taiwan Semiconductor Manufacturing Co.
            Ltd. ...................................    Semiconductors & Semiconductor Equipment       33,895,421        73,402,118
          United Microelectronics Corp. ............    Semiconductors & Semiconductor Equipment       42,928,000        26,026,903
                                                                                                                     ---------------
                                                                                                                        485,538,411
                                                                                                                     ---------------
          THAILAND 1.7%
          Kasikornbank Public Co. Ltd., fgn. .......                Commercial Banks                   15,226,052        33,737,668
          Siam Cement Public Co. Ltd., fgn. ........             Construction Materials                 5,068,113        39,341,181
          Siam Commercial Bank Public Co. Ltd.,
            fgn. ...................................                Commercial Banks                    3,804,177         8,043,589
          Thai Airways International Public Co.
            Ltd., fgn. .............................                    Airlines                        7,386,400         9,253,057
        b Thai Beverages Co. Ltd., 144A ............                   Beverages                       52,273,000         8,874,583
          Thai Beverages Co. Ltd., fgn. ............                   Beverages                       65,742,000        11,161,265
        a True Corp. Public Co. Ltd., fgn., rts.,
            3/28/08 ................................     Diversified Telecommunication Services         2,258,595                --
                                                                                                                     ---------------
                                                                                                                        110,411,343
                                                                                                                     ---------------
          TURKEY 10.4%
          Akbank TAS ...............................                Commercial Banks                   34,248,465       190,486,700
          Anadolu Efes Biracilik Ve Malt Sanayii
            AS .....................................                   Beverages                          651,588        26,063,520
          Arcelik AS, Br. ..........................               Household Durables                   9,354,829        80,540,623
        a Hurriyet Gazete ..........................                     Media                          1,463,714         4,059,367
          Tupras-Turkiye Petrol Rafineleri AS ......          Oil, Gas & Consumable Fuels               5,299,277       127,182,648
        a Turk Hava Yollari Anonim Ortakligi .......                    Airlines                        1,896,000        13,940,114
      a,b Turk Hava Yollari Anonim Ortakligi,
            144A ...................................                    Airlines                        5,903,000        43,401,105
          Turkcell Iletisim Hizmetleri AS ..........      Wireless Telecommunication Services          13,316,257        89,789,619
          Turkiye Vakiflar Bankasi T.A.O., D .......                Commercial Banks                   34,360,369        88,486,131
                                                                                                                     ---------------
                                                                                                                        663,949,827
                                                                                                                     ---------------
          UNITED ARAB EMIRATES 0.7%
          Emaar Properties PJSC ....................      Real Estate Management & Development         14,045,572        45,316,315
                                                                                                                     ---------------


22 | Semiannual Report

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND RIGHTS (CONTINUED)
          UNITED KINGDOM 3.1%
          Anglo American PLC .......................                Metals & Mining                     2,547,948    $  147,683,610
          HSBC Holdings PLC ........................                Commercial Banks                      606,717        11,057,177
          Provident Financial PLC ..................                Consumer Finance                    2,812,392        39,679,077
                                                                                                                     ---------------
                                                                                                                        198,419,864
                                                                                                                     ---------------
          UNITED STATES 0.1%
        a CTC Media Inc. ...........................                     Media                            147,800         4,011,292
                                                                                                                     ---------------
          TOTAL COMMON STOCKS AND RIGHTS
            (COST $3,841,568,744) ..................                                                                  5,589,977,973
                                                                                                                     ---------------
          DIRECT EQUITY INVESTMENTS (COST $4,447,586) 0.1%
          HONG KONG 0.1%
a,d,e,f,g Mayfair Hanoi, Ltd., 37.5% equity owned
            through HEA Holdings Ltd., a wholly
            owned investment .......................                  Real Estate                                         5,507,295
                                                                                                                     ---------------
          PREFERRED STOCKS 9.9%
          BRAZIL 9.5%
          Banco Bradesco SA, ADR, pfd. .............                Commercial Banks                    3,846,696        92,743,841
          Companhia Vale do Rio Doce, ADR,
            pfd., A ................................                Metals & Mining                     4,677,000       176,322,900
          Itausa - Investimentos Itau SA, ADR,
            pfd. ...................................                Commercial Banks                      102,944           636,629
          Itausa - Investimentos Itau SA, pfd. .....                Commercial Banks                   15,056,994        94,520,864
          Petroleo Brasileiro SA, ADR, pfd. ........          Oil, Gas & Consumable Fuels               1,614,541       172,239,234
          Unibanco - Uniao de Bancos Brasileiros
            SA, GDR, pfd. ..........................                Commercial Banks                      612,700        69,155,449
                                                                                                                     ---------------
                                                                                                                        605,618,917
                                                                                                                     ---------------
          CHILE 0.4%
          Embotelladora Andina SA, pfd., A .........                   Beverages                        6,548,682        21,599,292
                                                                                                                     ---------------
          TOTAL PREFERRED STOCKS
            (COST $328,621,571) ....................                                                                    627,218,209
                                                                                                                     ---------------
          TOTAL LONG TERM INVESTMENTS
            (COST $4,174,637,901) ..................                                                                  6,222,703,477
                                                                                                                     ---------------

                                                                                                  ----------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                  ----------------
          SHORT TERM INVESTMENTS 1.7%
          UNITED STATES 1.7%
        h FFCB, 7/09/07 - 12/05/07 .................                                              $     15,968,000       15,827,658
        h FNMA, 7/10/07 - 12/28/07 .................                                                    96,780,000       94,984,797
                                                                                                                     ---------------
          TOTAL SHORT TERM INVESTMENTS
            (COST $110,779,514) ....................                                                                    110,812,455
                                                                                                                     ---------------


                                                          Semiannual Report | 23

Templeton Developing Markets Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (COST $4,285,417,415) 99.4% ............                                                                 $6,333,515,932
          OTHER ASSETS, LESS LIABILITIES 0.6% ......                                                                     39,340,192
                                                                                                                     ---------------
          NET ASSETS 100.0% ........................                                                                 $6,372,856,124
                                                                                                                     ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
CPO  - Certificates of Ordinary Participation
FFCB - Federal Farm Credit Bank
FNMA - Federal National Mortgage Association
GDR  - Global Depository Receipt
IDR  - International Depository Receipt
SDR  - Swedish Depository Receipt

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2007, the aggregate value of these securities was $132,644,480, representing 2.08% of net assets.

c Rounds to less than 0.1% of net assets.

d See Note 10 regarding holdings of 5% voting securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007, the aggregate value of these securities was $5,507,295, representing 0.10% of net assets.

f See Note 9 regarding restricted securities.

g See Note 11 regarding other considerations - security board member.

h The security is traded on a discount basis with no stated coupon rate.


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Developing Markets Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................................   $ 4,280,969,829
      Cost - Controlled affiliated issuers (Note 10) .............................         4,447,586
                                                                                     ----------------
      Total cost of investments ..................................................   $ 4,285,417,415
                                                                                     ================
      Value - Unaffiliated issuers ...............................................   $ 6,328,008,637
      Value - Controlled affiliated issuers (Note 10) ............................         5,507,295
                                                                                     ----------------
      Total value of investments .................................................     6,333,515,932
   Cash ..........................................................................           998,883
   Foreign currency, at value (cost $32,465,214) .................................        32,342,005
   Receivables:
      Investment securities sold .................................................        89,575,489
      Capital shares sold ........................................................        12,321,287
      Dividends . ................................................................        16,773,077
      Foreign tax ................................................................           668,331
   Unrealized gain on swap agreements (Note 7) ...................................            36,483
                                                                                     ----------------
         Total assets ............................................................     6,486,231,487
                                                                                     ----------------
Liabilities:
   Payables:
      Investment securities purchased ............................................        88,895,328
      Capital shares redeemed ....................................................         9,482,724
      Affiliates .................................................................        12,363,538
   Deferred tax ..................................................................           763,509
   Accrued expenses and other liabilities ........................................         1,870,264
                                                                                     ----------------
         Total liabilities .......................................................       113,375,363
                                                                                     ----------------
            Net assets, at value .................................................   $ 6,372,856,124
                                                                                     ================
Net assets consist of:
   Paid-in capital ...............................................................   $ 3,858,824,193
   Distributions in excess of net investment income . ............................       (46,156,686)
   Net unrealized appreciation (depreciation) ....................................     2,047,500,443
   Accumulated net realized gain (loss) ..........................................       512,688,174
                                                                                     ----------------
            Net assets, at value .................................................   $ 6,372,856,124
                                                                                     ================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Developing Markets Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS A:
   Net assets, at value ..........................................................   $ 5,037,015,613
                                                                                     ===============
   Shares outstanding ............................................................       158,589,159
                                                                                     ===============
   Net asset value per share a ...................................................   $         31.76
                                                                                     ===============
   Maximum offering price per share (net asset value per share / 94.25%) .........   $         33.70
                                                                                     ===============
CLASS B:
   Net assets, at value ..........................................................   $    53,967,528
                                                                                     ===============
   Shares outstanding ............................................................         1,737,017
                                                                                     ===============
   Net asset value and maximum offering price per share a ........................   $         31.07
                                                                                     ===============
CLASS C:
   Net assets, at value ..........................................................   $   533,601,852
                                                                                     ===============
   Shares outstanding ............................................................        17,207,736
                                                                                     ===============
   Net asset value and maximum offering price per share a ........................   $         31.01
                                                                                     ===============
CLASS R:
   Net assets, at value ..........................................................   $    53,905,315
                                                                                     ===============
   Shares outstanding ............................................................         1,718,554
                                                                                     ===============
   Net asset value and maximum offering price per share a ........................   $         31.37
                                                                                     ===============
ADVISOR CLASS:
   Net assets, at value ..........................................................   $   694,365,816
                                                                                     ===============
   Shares outstanding ............................................................        21,841,872
                                                                                     ===============
   Net asset value and maximum offering price per share a ........................   $         31.79
                                                                                     ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Developing Markets Trust

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $9,391,845). ...............................   $   112,884,045
   Interest (net of foreign taxes of $1,223) .....................................         6,468,855
                                                                                     ----------------
         Total investment income .................................................       119,352,900
                                                                                     ----------------
Expenses:
   Management fees (Note 3a) .....................................................        35,717,009
   Administrative fees (Note 3b) .................................................         2,517,485
   Distribution fees (Note 3c)
      Class A ....................................................................         6,538,191
      Class B ....................................................................           261,149
      Class C ....................................................................         2,427,228
      Class R ....................................................................           118,687
   Transfer agent fees (Note 3e) .................................................         5,668,951
   Custodian fees (Note 4) .......................................................         2,767,028
   Reports to shareholders .......................................................           293,161
   Registration and filing fees ..................................................           140,700
   Professional fees .............................................................            83,333
   Trustees' fees and expenses ...................................................            88,459
   Other .........................................................................            57,680
                                                                                     ----------------
         Total expenses ..........................................................        56,679,061
         Expense reductions (Note 4) .............................................           (52,206)
                                                                                     ----------------
            Net expenses .........................................................        56,626,855
                                                                                     ----------------
               Net investment income .............................................        62,726,045
                                                                                     ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $93,920) ..............................       527,402,801
      Foreign currency transactions ..............................................          (840,815)
                                                                                     ----------------
         Net realized gain (loss) ................................................       526,561,986
                                                                                     ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................................       251,355,950
      Translation of assets and liabilities denominated in foreign currencies ....           407,766
   Change in deferred taxes on unrealized appreciation (depreciation) ............          (206,638)
                                                                                     ----------------
         Net change in unrealized appreciation (depreciation) ....................       251,557,078
                                                                                     ----------------
Net realized and unrealized gain (loss) ..........................................       778,119,064
                                                                                     ----------------
Net increase (decrease) in net assets resulting from operations ..................   $   840,845,109
                                                                                     ================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Templeton Developing Markets Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                 JUNE 30, 2007       YEAR ENDED
                                                                                                  (UNAUDITED)     DECEMBER 31, 2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $     62,726,045   $      69,776,342
      Net realized gain (loss) from investments and foreign currency transactions ..........        526,561,986         612,176,751
      Net change in unrealized appreciation (depreciation) on investments, translation
         of assets and liabilities denominated in foreign currencies, and deferred taxes ...        251,557,078         550,462,961
                                                                                               -------------------------------------
         Net increase (decrease) in net assets resulting from operations ...................        840,845,109       1,232,416,054
                                                                                               -------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................................        (39,027,683)        (86,444,909)
         Class B ...........................................................................           (437,529)           (667,578)
         Class C ...........................................................................         (4,050,311)         (5,833,695)
         Class R ...........................................................................           (376,435)           (607,853)
         Advisor Class .....................................................................         (4,772,011)         (9,377,163)
      Net realized gains:
         Class A ...........................................................................        (62,853,508)       (193,859,398)
         Class B ...........................................................................           (705,147)         (2,227,596)
         Class C ...........................................................................         (6,526,619)        (19,753,179)
         Class R ...........................................................................           (607,272)         (1,594,768)
         Advisor Class .....................................................................         (7,677,518)        (18,263,555)
                                                                                               -------------------------------------
   Total distributions to shareholders. ....................................................       (127,034,033)       (338,629,694)
                                                                                               -------------------------------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................       (408,163,001)        750,165,076
         Class B ...........................................................................         (7,065,706)         (1,115,846)
         Class C ...........................................................................        (13,102,809)         49,305,869
         Class R ...........................................................................          7,085,852          19,666,403
         Advisor Class .....................................................................        158,503,810          43,404,176
                                                                                               -------------------------------------
   Total capital share transactions ........................................................       (262,741,854)        861,425,678
                                                                                               -------------------------------------

   Redemption fees .........................................................................             35,200              63,707
                                                                                               -------------------------------------

         Net increase (decrease) in net assets .............................................        451,104,422       1,755,275,745
Net assets:
   Beginning of period .....................................................................      5,921,751,702       4,166,475,957
                                                                                               -------------------------------------
   End of period ...........................................................................   $  6,372,856,124   $   5,921,751,702
                                                                                               =====================================
Distributions in excess of net investment income included in net assets:
   End of period ...........................................................................   $    (46,156,686)  $     (60,218,762)
                                                                                               =====================================


28 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Developing Markets Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 29

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. TOTAL RETURN SWAPS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.


30 | Semiannual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 31

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                           --------------------------------------------------------------
                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    JUNE 30, 2007                DECEMBER 31, 2006
                                                           --------------------------------------------------------------
                                                              SHARES          AMOUNT          SHARES          AMOUNT
                                                           --------------------------------------------------------------
CLASS A SHARES:
   Shares sold .........................................    18,613,310   $   537,270,835    75,390,588   $ 1,976,178,201
   Shares issued in reinvestment of distributions ......     3,314,465        88,430,035     8,843,430       242,813,868
   Shares redeemed .....................................   (35,744,041)   (1,033,863,871)  (56,794,665)   (1,468,826,993)
                                                           --------------------------------------------------------------
   Net increase (decrease) .............................   (13,816,266)  $  (408,163,001)   27,439,353   $   750,165,076
                                                           ==============================================================
CLASS B SHARES:
   Shares sold .........................................        42,380   $     1,212,369       320,132   $     8,140,448
   Shares issued in reinvestment of distributions ......        39,778         1,040,605        98,115         2,642,216
   Shares redeemed .....................................      (324,955)       (9,318,680)     (477,650)      (11,898,510)
                                                           --------------------------------------------------------------
   Net increase (decrease) .............................      (242,797)  $    (7,065,706)      (59,403)  $    (1,115,846)
                                                           ==============================================================
CLASS C SHARES:
   Shares sold .........................................     1,472,606   $    41,601,038     4,986,758   $   127,231,831
   Shares issued in reinvestment of distributions ......       327,733         8,557,071       771,265        20,741,944
   Shares redeemed .....................................    (2,258,009)      (63,260,918)   (3,933,841)      (98,667,906)
                                                           --------------------------------------------------------------
   Net increase (decrease) .............................      (457,670)  $   (13,102,809)    1,824,182   $    49,305,869
                                                           ==============================================================


32 | Semiannual Report

Templeton Developing Markets Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           -------------------------------------------------------------
                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                   JUNE 30, 2007                DECEMBER 31, 2006
                                                           -------------------------------------------------------------
                                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                           -------------------------------------------------------------
CLASS R SHARES:
   Shares sold .........................................      647,825   $    18,375,559     1,117,472   $    28,707,815
   Shares issued in reinvestment of distributions ......       36,221           954,767        79,447         2,160,569
   Shares redeemed .....................................     (423,855)      (12,244,474)     (436,201)      (11,201,981)
                                                           -------------------------------------------------------------
   Net increase (decrease) .............................      260,191   $     7,085,852       760,718   $    19,666,403
                                                           =============================================================
ADVISOR CLASS SHARES:
   Shares sold .........................................    8,828,603   $   252,461,987     6,580,284   $   171,573,920
   Shares issued in reinvestment of distributions ......      233,582         6,231,977       643,066        17,659,742
   Shares redeemed .....................................   (3,501,477)     (100,190,154)   (5,632,960)     (145,829,486)
                                                           -------------------------------------------------------------
   Net increase (decrease) .............................    5,560,708   $   158,503,810     1,590,390   $    43,404,176
                                                           =============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-----------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
       1.250%           Up to and including $1 billion
       1.200%           Over $1 billion, up to and including $5 billion
       1.150%           Over $5 billion, up to and including $10 billion
       1.100%           Over $10 billion, up to and including $15 billion
       1.050%           Over $15 billion, up to and including $20 billion
       1.000%           In excess of $20 billion


                                                          Semiannual Report | 33

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...................................................   0.35%
Class B ...................................................   1.00%
Class C ...................................................   1.00%
Class R ...................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .........................  $293,131
Contingent deferred sales charges retained .............  $ 49,055

E. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid transfer agent fees of $5,668,951, of which $2,361,568 was retained by Investor Services.


34 | Semiannual Report

Templeton Developing Markets Trust

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the Fund had remaining tax basis capital losses of $7,033,412 from the merged Templeton Vietnam and Southeast Asia Fund and Templeton Emerging Markets Appreciation Fund which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
   2008 ...................................................   $3,805,280
   2009 ...................................................    3,228,132
                                                              ----------
                                                              $7,033,412
                                                              ==========

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $639,119.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................................   $4,391,614,259
                                                          ==============

Unrealized appreciation ...............................   $2,009,504,583
Unrealized depreciation ...............................      (67,602,910)
                                                          --------------
Net unrealized appreciation (depreciation) ............   $1,941,901,673
                                                          ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $2,400,909,453 and $2,756,056,935, respectively.


                                                          Semiannual Report | 35

Templeton Developing Markets Trust

7. TOTAL RETURN SWAPS

At June 30, 2007, the Fund had the following total return swaps outstanding:

---------------------------------------------------------------------------------------------------------------------
                                                                 NOTIONAL
                                                                 PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY             RECEIVE                  PAY             AMOUNT        DATE      APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley   Market linked return of   3-month USD-         $2,256,451    12/29/08    $     36,483   $         --
                 Localiza Rent A Car       LIBOR minus 3.00%
                                                                                          ---------------------------
   Net unrealized gain (loss) on total return swap ....................................   $     36,483   $         --
                                                                                          ---------------------------

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held an investment in a restricted security, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------
                                                                   ACQUISITION
SHARES     ISSUER                                                      DATE         COST        VALUE
--------------------------------------------------------------------------------------------------------
           Mayfair Hanoi, Ltd., 37.5% equity owned through
              HEA Holdings, Ltd. (0.10% OF NET ASSETS) .........     10/31/96    $4,447,586   $5,507,295
                                                                                              ==========


36 | Semiannual Report

Templeton Developing Markets Trust

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF SHARES                           NUMBER OF SHARES                              REALIZED
                                     HELD AT          GROSS       GROSS         HELD AT        VALUE AT     INVESTMENT    CAPITAL
NAME OF ISSUER                 BEGINNING OF PERIOD  ADDITIONS  REDUCTIONS    END OF PERIOD   END OF PERIOD    INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
Mayfair Hanoi, Ltd., 37.5%
   equity owned through HEA
   Holdings, Ltd.
   (0.10% OF NET ASSETS) .....                  --         --          --                --  $   5,507,295  $       --  $        --
                                                                                             =======================================

a Issuer in which the fund owns 25% or more of the outstanding voting securities.

11. OTHER CONSIDERATIONS

Officers, directors or employees of TAML, the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                          Semiannual Report | 37

Templeton Developing Markets Trust

12. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


38 | Semiannual Report

Templeton Developing Markets Trust

SPECIAL JOINT MEETING OF SHAREHOLDERS - MARCH 21, 2007,
APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED)

Shareholders of the Trust participated in a special joint shareholder meeting held on March 21, 2007, and reconvened on April 11, 2007 and May 4, 2007. The special joint meeting was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California. The purpose of the meeting was to elect Trustees of the Trust and to approve amendments to certain of the Trust's fundamental investment restrictions (including two Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the amendments to certain of the Trust's fundamental investment restrictions (including two Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

The Election of Trustees of the Trust:

------------------------------------------------------------------------------------------------------------------------------
                                                            % OF       % OF SHARES                       % OF      % OF SHARES
                                                         OUTSTANDING   PRESENT AND                   OUTSTANDING   PRESENT AND
NAME                                         FOR           SHARES         VOTING        WITHHELD        SHARES        VOTING
------------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ...................   100,411,385.672     47.832%       98.185%     1,856,659.573      0.884%        1.815%
Frank J. Crothers ..................   100,830,346.365     48.031%       98.594%     1,437,698.880      0.685%        1.406%
Edith E. Holiday ...................   100,458,341.278     47.854%       98.230%     1,809,703.967      0.862%        1.770%
David W. Niemiec ...................   100,811,454.297     48.022%       98.576%     1,456,590.948      0.694%        1.424%
Frank A. Olson .....................   100,431,415.535     47.841%       98.204%     1,836,629.710      0.875%        1.796%
Larry D. Thompson ..................   100,532,935.354     47.889%       98.303%     1,735,109.891      0.827%        1.697%
Constantine D.Tseretopoulos ........   100,787,552.575     48.011%       98.552%     1,480,492.670      0.705%        1.448%
Robert E. Wade .....................   100,808,792.923     48.021%       98.573%     1,459,252.322      0.695%        1.427%
Charles B. Johnson .................   100,423,310.457     47.837%       98.196%     1,844,734.788      0.879%        1.804%
Gregory E. Johnson .................   100,458,094.726     47.854%       98.230%     1,809,950.519      0.862%        1.770%

Approval of amendments to certain of the Trust's fundamental investment restrictions regarding:

Lending:

-------------------------------------------------------------------------------
                                                         % OF       % OF SHARES
                                                      OUTSTANDING   PRESENT AND
                                      SHARES VOTED      SHARES        VOTING
-------------------------------------------------------------------------------
For .............................    75,262,504.955     35.852%       70.675%
Against .........................     3,088,964.995      1.471%        2.901%
Abstain .........................     2,236,646.293      1.066%        2.100%
Broker Non-Votes ................    25,902,491.998     12.339%       24.324%
-------------------------------------------------------------------------------
TOTAL ...........................   106,490,608.241     50.728%      100.000%
-------------------------------------------------------------------------------


                                                          Semiannual Report | 39

Templeton Developing Markets Trust

SPECIAL JOINT MEETING OF SHAREHOLDERS - MARCH 21, 2007,
APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

Investments in commodities:

-------------------------------------------------------------------------------
                                                         % OF       % OF SHARES
                                                      OUTSTANDING   PRESENT AND
                                      SHARES VOTED      SHARES        VOTING
-------------------------------------------------------------------------------
For .............................    75,498,693.407     35.964%       70.897%
Against .........................     2,904,162.467      1.384%        2.727%
Abstain .........................     2,185,260.369      1.041%        2.052%
Broker Non-Votes ................    25,902,491.998     12.339%       24.324%
-------------------------------------------------------------------------------
TOTAL ...........................   106,490,608.241     50.728%      100.000%
-------------------------------------------------------------------------------


40 | Semiannual Report

Templeton Developing Markets Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


                                                          Semiannual Report | 41

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2006, as well as during the previous 10 years ended December 31, 2006, in comparison to a performance universe consisting of all retail and institutional emerging market funds as selected by Lipper. The Board noted that the Fund's total return during 2006 was in the second-lowest quintile of its Lipper performance universe, and that its total return on an annualized basis was also in the second-lowest quintile of such universe for the previous three- and 10-year periods and in the upper half of such universe for the previous five-year period. The Board also noted that the levels of the Fund's total return during 2006 and the previous three-year period on an annualized basis as shown in such Lipper report exceeded 28% and 27%, respectively. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the


42 | Semiannual Report

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was in the most expensive quintile of its Lipper expense group, but that its total actual expenses were below the median of such expense group. The Board found such fee and expenses in comparison to those of its Lipper expense group to be acceptable in view of the Fund's performance and factors relating to its operation, such as the quality and experience of the Fund's portfolio managers and research staff, the nature of the disciplined value investment approach followed for the Fund and the depth of its physical presence and coverage in emerging markets geographical areas.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses.


                                                          Semiannual Report | 43

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's management advisory fee schedule is at the rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.1% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2006, the Fund's net assets were approximately $6 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


44 | Semiannual Report

Templeton Developing Markets Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 45

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON       One Franklin Parkway
   INVESTMENTS           San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON
DEVELOPING MARKETS TRUST

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

711 S2007 08/07











ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

By /s/GALEN G. VETTER
   ---------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date  August 27, 2007